UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2006
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events.
     On September 1, 2006, International Transmission Company’s (“ITCTransmission”) billing rate of $2.099 per kW/month for the period from January 1, 2007 through December 31, 2007 was posted by the Midwest Independent Transmission System Operator Inc. The rate is based on ITCTransmission’s Attachment O rate formula using projected net revenue requirement and load, in accordance with the Federal Energy Regulatory Commission’s approval in Docket No. ER06-1006. This information can be accessed on the Internet at http://oasis.midwestiso.org/oasis/DECO.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
September 1, 2006

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky Daniel J. Oginsky
Its:	Vice President, General Counsel and Secretary